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                                                                      Exhibit 21

                   SUBSIDIARIES OF ATMOS ENERGY CORPORATION


           Name                              State of         Percent of
                                          Incorporation          Stock

ATMOS ENERGY SERVICES, INC.                  Delaware            100%

GREELEY ENERGY SERVICES, INC.
(a wholly-owned subsidiary of
Atmos Energy Services, Inc.)                 Delaware            100%

TRANS LOUISIANA ENERGY SERVICES, INC.
(a wholly-owned subsidiary of
Atmos Energy Services, Inc.)                 Delaware            100%

UNITED CITIES ENERGY SERVICES, INC.
(a wholly-owned subsidiary of
Atmos Energy Services, Inc.)                 Delaware            100%

WKG ENERGY SERVICES, INC.
(a wholly-owned subsidiary of
Atmos Energy Services, Inc.)                 Delaware            100%

TRANS LOUISIANA INDUSTRIAL GAS
COMPANY, INC. (a wholly-owned
subsidiary of Atmos Energy Services,
Inc.)                                       Louisiana            100%

EGASCO, LLC
(a Texas Limited Liability Company)
(a wholly-owned subsidiary of
Atmos Energy Services, Inc.)                  Texas              100%

ENERTRUST, INC.
(a wholly-owned subsidiary of
Atmos Energy Services, Inc.)                 Delaware            100%

ENERMART ENERGY SERVICES TRUST
(a Pennsylvania Business Trust)
(wholly-owned by Enertrust, Inc.)          Pennsylvania          100%

ENERGAS ENERGY SERVICES TRUST
(a Pennsylvania Business Trust)
(wholly-owned by Enertrust, Inc.)          Pennsylvania          100%

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           Name                              State of         Percent of
                                          Incorporation          Stock

UNITED CITIES PROPANE GAS, INC.             Tennessee            100%

ATMOS ENERGY MARKETING, LLC
(a Delaware Limited Liability
Company)                                     Delaware            100%

ATMOS LEASING, INC.                          Georgia             100%

ATMOS NON-REGULATED SHARED
SERVICES, INC.                               Delaware            100%

ATMOS STORAGE, INC.                          Delaware            100%

UCG STORAGE, INC.
(a wholly-owned subsidiary of
Atmos Storage, Inc.)                         Delaware            100%

WKG STORAGE, INC.
(a wholly-owned subsidiary of
Atmos Storage, Inc.)                         Delaware            100%

ATMOS EXPLORTATION AND PRODUCTION,
INC. (a wholly-owned subsidiary of
Atmos Storage, Inc.)                         Delaware            100%